Income Taxes (Tables)	11 Months Ended
Dec. 31, 2020
Schedule of Reconciliation of Statutory Tax Rate and Effective Tax Rate

A reconciliation of the expected income tax expense (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

Federal tax at a statutory rate	21.0%
Earnings taxed at other than Federal statutory rate	0.3
Change in valuation allowance	(21.3)

Income tax provision	0.0%

Schedule of Deferred Income Tax Assets and Liabilities

Deferred income tax assets and liabilities resulting from temporary differences are summarized as follows:

In thousands
Deferred income tax assets:
Net operating loss carryforward	$931
Stock based compensation	2,097
Lease liabilities	378

Deferred income tax assets—total	3,406

Deferred income tax liabilities:
Property and equipment	(4)
Right of use assets	(348)
Deferred income tax liabilities—total	(352)
Less: Valuation allowance	3,054

Deferred income taxes, net	$—